UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2017

PGT Innovations, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-37971                                                                20-0634715
 (Commission File Number)             (IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275
(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On May 4, 2017, PGT Innovations, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended April 1, 2017.

On the same date, the Company posted an earnings presentation on its investor relations website at http://ir.pgtinnovations.com. The earnings presentation is being made available in connection with the Company’s earnings conference call and audio webcast on May 4, 2017 at 8:30 a.m. E.T. The press release and the earnings presentation are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are hereby incorporated herein by reference.

ITEM 7.01. Regulation FD Disclosure

The information set forth above under Item 2.02 is hereby incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information being furnished pursuant to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated May 4, 2017
99.2	Earnings presentation dated May 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT INNOVATIONS, INC.

By: /s/   Brad West
       Name:  Brad West
       Title:  Senior Vice President, and Chief Financial
      Officer

    Dated:  May 4, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of PGT Innovations, Inc., dated May 5, 2016
99.2	Earnings presentation dated May 5, 2016